BUSINESS AND ASSET ACQUISITIONS	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Business Combinations [Abstract]
BUSINESS AND ASSET ACQUISITIONS

Acquisition of Assets of Beyond Human in 2016

On February 8, 2016, we entered into an Asset Purchase Agreement (“APA”), pursuant to which Innovus agreed to purchase substantially all of the assets of Beyond Human (the “Acquisition”) for a total cash payment of up to $662,500 (the “Purchase Price”). The Purchase Price was payable in the following manner:  (1) $300,000 in cash at the closing of the Acquisition (the “Initial Payment”), (2) $100,000 in cash four months from the closing upon the occurrence of certain milestones as described in the APA, (3) $100,000 in cash eight months from the closing upon the occurrence of certain milestones as described in the APA, and (4) $130,000 in cash in twelve months from the closing upon the occurrence of certain milestones as described in the APA.  An additional $32,500 in cash is due if certain milestones occur twelve months from closing.  The transaction closed on March 1, 2016.

The fair value of the contingent consideration is based on preliminary cash flow projections and other assumptions for the milestone payments and future changes in the estimate of such contingent consideration will be recognized as a charge to other expense.  The amortization of imputed interest on the contingent consideration is recorded to interest expense in the accompanying condensed consolidated statement of operations.

The total purchase price is summarized as follows:
Cash consideration	$300,000
Fair value of future earn out payments	314,479
Total	$614,479

The Company has preliminary recorded the purchase price of $614,479 as an intangible asset on March 1, 2016 for the trademarks and domain names associated with the Beyond Human products and marketing platform acquired.  The identifiable intangible assets are being amortized over their estimated useful lives of five years.

The purchase price allocation is subject to completion of our analysis of the fair value of the assets acquired from Beyond Human as of the date of the acquisition. These adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year from the closing of the transaction. The establishment of the fair value of the contingent consideration, and the allocation to identifiable intangible assets requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired are based on estimates and assumptions from data currently available.

On September 6, 2016, the Company and the sellers entered into an agreement in which the Company agreed to pay the sellers $150,000 to settle the contingent consideration payments totaling $362,500 under the APA. The settlement agreement was not contemplated at the time of the acquisition and the fair value of the contingent consideration on the date of settlement was $344,781. As a result, the Company recorded a non-cash gain on contingent consideration of $194,781, which is included in other income, net in the accompanying condensed consolidated statement of operations for the three and nine months ended September 30, 2016. During the three and nine months ended September 30, 2016, the Company recorded imputed interest expense of $7,968 and $30,302, respectively, which is included in interest expense in the accompanying condensed consolidated statement of operations.

Supplemental Pro Forma Information for Acquisition of Assets of Beyond Human (unaudited)

The following unaudited supplemental pro forma information for the nine months ended September 30, 2016 and 2015 and the three months ended September 30, 2015, assumes the asset acquisition of Beyond Human had occurred as of January 1, 2016 and 2015, giving effect to purchase accounting adjustments such as amortization of intangible assets. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had the assets of Beyond Human been operated as part of the Company since January 1, 2016 and 2015.

	Nine Months Ended September 30, 2016		Nine Months Ended September 30, 2015
	As Reported	Pro Forma (unaudited)	As Reported	Pro Forma (unaudited)
Net revenues	$3,119,126	$3,175,750	$555,069	$2,636,107
Net loss	$(10,341,121)	$(10,354,157)	$(3,224,778)	$(3,029,008)
Net loss per share of common stock – basic and diluted	$(0.12)	$(0.12)	$(0.06)	$(0.06)
Weighted average number of shares of common stock outstanding – basic and diluted	86,498,234	86,498,234	50,486,501	50,486,501

	Three Months Ended September 30, 2015
	As Reported	Pro Forma (unaudited)
Net revenues	$179,744	$772,337
Net loss	$(858,747)	$(850,364)
Net loss per share of common stock – basic and diluted	$(0.02)	$(0.02)
Weighted average number of shares of common stock outstanding – basic and diluted	55,076,819	55,076,819

The acquisition of the assets of Beyond Human was not individually significant and the Company incurred approximately $70,000 in expenses related to the Acquisition.

Acquisition of Novalere in 2015

On February 5, 2015 (the “Closing Date”), the Company, Innovus Pharma Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Innovus (“Merger Subsidiary I”), Innovus Pharma Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Subsidiary II”), Novalere FP, Inc., a Delaware corporation (“Novalere FP”) and Novalere Holdings, LLC, a Delaware limited liability company (“Novalere Holdings”), as representative of the shareholders of Novalere (the “Novalere Stockholders”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Subsidiary I merged into Novalere and then Novalere merged with and into Merger Subsidiary II (the “Merger”), with Merger Subsidiary II surviving as a wholly-owned subsidiary of the Company. Pursuant to the articles of merger effectuating the Merger, Merger Subsidiary II changed its name to Novalere, Inc.

With the Merger, the Company acquired the worldwide rights to market and sell the Fluticare™ brand (Fluticasone propionate nasal spray) and the related manufacturing agreement from Novalere FP. The Company currently anticipates that the ANDA filed in November 2014 by the manufacturer with the FDA may be approved in the fourth quarter of 2016, which, when and if approved, may allow the Company to market and sell Fluticare™ OTC in 2017.

Under the terms of the Merger Agreement, at the Closing Date, the Novalere Stockholders received 50% of the Consideration Shares (the “Closing Consideration Shares”) and the remaining 50% of the Consideration Shares (the “ANDA Consideration Shares”) will be delivered only if an ANDA of Fluticasone Propionate Nasal Spray of Novalere Manufacturing Partners (the “Target Product”) is approved by the FDA (the “ANDA Approval”). A portion of the Closing Consideration Shares and, if ANDA Approval was obtained prior to the 18 month anniversary of the Closing Date, a portion of the ANDA Consideration Shares, would have been held in escrow for a period of 18 months from the Closing Date to be applied towards any indemnification claims by the Company pursuant to the Merger Agreement.

In addition, the Novalere Stockholders are entitled to receive, if and when earned, earn-out payments (the “Earn-Out Payments”). For every $5 million in Net Revenue (as defined in the Merger Agreement) realized from the sales of Fluticare™, the Novalere Stockholders will be entitled to receive, on a pro rata basis, $500,000, subject to cumulative maximum Earn-Out Payments of $2.5 million.

The closing price of the Company’s common stock on the Closing Date was $0.20 per share. The Company issued 12,947,657 Closing Consideration Shares of its common stock at the Closing Date, the fair market value of the Closing Consideration Shares was $2,071,625 as of the Closing Date.

The establishment of the fair value of the consideration for the Merger, and the allocation to identifiable tangible and intangible assets and liabilities, requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired and liabilities assumed were based on estimates and assumptions. There has been no change to the estimated fair value of the contingent consideration of $2,905,425 through September 30, 2016.

On November 12, 2016, the Company entered into an Amendment and Supplement to the Registration Rights and Stock Restriction Agreement with Novalere Holdings in which the Company agreed to issue the ANDA Consideration Shares of 12,947,655 (see Note 10).

Supplemental Pro Forma Information for Acquisition of Novalere (unaudited)

The following unaudited supplemental pro forma information for the nine months ended September 30, 2015, assumes the acquisition of Novalere had occurred as of January 1, 2015, giving effect to purchase accounting adjustments such as amortization of intangible assets. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had Novalere been operated as part of the Company since January 1, 2015.

	Nine Months Ended September 30, 2015
	As Reported	Pro Forma (unaudited)
Net revenues	$555,069	$555,069
Net loss	$(3,224,778)	$(3,540,908)
Net loss per share of common stock – basic and diluted	$(0.06)	$(0.07)
Weighted average number of shares of common stock outstanding – basic and diluted	50,486,501	52,193,884

Purchase of Semprae Laboratories, Inc. in 2013

On December 24, 2013 (the “Semprae Closing Date”), the Company, through Merger Sub obtained 100% of the outstanding shares of Semprae in exchange for the issuance of 3,201,776 shares of the Company’s common stock, which shares represented fifteen percent of the total issued and outstanding shares of the Company as of the close of business on the Closing Date, whereupon Merger Sub was renamed Semprae Laboratories, Inc. Also, the Company agreed to pay $343,500 to the New Jersey Economic Development Authority (“NJEDA”) as settlement-in full for an outstanding loan of approximately $640,000 owed by the former stockholder’s of Semprae, in full satisfaction of the obligation to the NJEDA. In addition, the Company agreed to pay the former shareholders an annual royalty (“Royalty”) equal to five percent of the net sales from Zestra® and Zestra® Glide and any second generation products derived primarily therefrom (“Target Products”) up until the time that a generic version of such Target Product is introduced worldwide by a third party.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the condensed consolidated statements of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $308,273 at the date of acquisition. The fair value of the Royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 40% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. During the nine months ended September 30, 2016 and 2015 no amounts were paid under this arrangement.  There were no changes in the fair value of the expected royalties to be paid during the nine months ended September 30, 2016 and 2015. The fair value of contingent consideration was $324,379 at September 30, 2016 and December 31, 2015, based on the new estimated fair value of the consideration, net of the amounts to be returned to the Company as discussed above.

Acquisition of Novalere

On February 5, 2015 (the “Closing Date”), the Company, Innovus Pharma Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Innovus (“Merger Subsidiary I”), Innovus Pharma Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Subsidiary II”), Novalere FP, Inc., a Delaware corporation (“Novalere FP”) and Novalere Holdings, LLC, a Delaware limited liability company (“Novalere Holdings”), as representative of the shareholders of Novalere (the “Novalere Stockholders”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Subsidiary I merged into Novalere and then Novalere merged with and into Merger Subsidiary II (the “Merger”), with Merger Subsidiary II surviving as a wholly-owned subsidiary of the Company. Pursuant to the articles of merger effectuating the Merger, Merger Subsidiary II changed its name to Novalere, Inc.

With the Merger, the Company acquired the worldwide rights to market and sell the Fluticare™ brand (Fluticasone propionate nasal spray) and the related manufacturing agreement from Novalere FP. The Company currently anticipates that the Abbreviated New Drug Application (“ANDA”) filed in November 2014 by the manufacturer with the U.S. Food and Drug Administration (“FDA”) may be approved in the first half of 2016, which, when and if approved, may allow the Company to market and sell Fluticare™ over the counter. An ANDA is an application for a U.S. generic drug approval for an existing licensed medication or approved drug.

 Under the terms of the Merger Agreement, at the Closing Date, the Novalere Stockholders received 50% of the Consideration Shares (the “Closing Consideration Shares”) and the remaining 50% of the Consideration Shares (the “ANDA Consideration Shares”) will be delivered only if an ANDA of Fluticasone Propionate Nasal Spray of Novalere Manufacturing Partners (the “Target Product”) is approved by the Food and Drug Administration (the “ANDA Approval”). A portion of the Closing Consideration Shares and, if ANDA Approval is obtained prior to the 18 month anniversary of the Closing Date, a portion of the ANDA Consideration Shares, will be held in escrow for a period of 18 months from the Closing Date to be applied towards any indemnification claims by the Company pursuant to the Merger Agreement.

In addition, the Novalere Stockholders are entitled to receive, if and when earned, earn-out payments (the “Earn-Out Payments”). For every $5 million in Net Revenue (as defined in the Merger Agreement) realized from the sales of Fluticare™ , the Novalere Stockholders will be entitled to receive, on a pro rata basis, $500,000, subject to cumulative maximum Earn-Out Payments of $2.5 million.

The closing price of the Company’s common stock on the Closing Date was $0.20 per share. The Company issued 12,947,657 Closing Consideration Shares of its common stock at the Closing Date, the Fair Market Value, (‘FMV”) of the Closing Consideration Shares was $2,071,625 as of the Closing Date. 12,280,796 shares were placed in escrow to cover any potential claims that the Company might have with respect to disclosures made by Novalere.

The fair value of the contingent consideration is based on preliminary cash flow projections and other assumptions for the ANDA Consideration shares and the Earn-Out Payments and future changes in the estimate of such contingent consideration will be recognized as a charge to operations expense.

Issuance of the 12,947,655 ANDA Consideration Shares is subject to milestones, achievement of which is uncertain. The FMV of the ANDA Consideration Shares was established to account for the uncertainty in the future value of the shares. The value of the shares as derived using the options pricing model was then weighted based on the probability of achieving the milestones to determine the FMV of the ANDA Consideration Shares and estimated potential share prices at such dates. Due to certain restrictions on the shares of common stock be issued, the Company applied a 20% discount for lack of marketability to the FMV of the ANDA Consideration Shares. Based on the aforementioned calculation the fair market value of the ANDA Consideration shares was determined to be $1,657,300.

The total fair market value of the considerations issued and to be issued for the transaction are as follows:

	Shares	FMV
Closing Consideration Shares	12,947,657	$2,071,625
ANDA Consideration Shares	12,947,655	1,657,300
Total	25,895,312	$3,728,925

Based on the assumptions, the fair market value of the Earn-Out Payments was determined to be $1,205,000. The preliminary fair values of the future earn out payments was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The total purchase price is summarized as follows:
Cash consideration	$43,124
Fair value of common stock issued at closing	2,071,625
Fair value of ANDA consideration shares	1,657,300
Fair value of future earn out payments	1,205,000
Total	$4,977,049

The fair values of acquired assets and liabilities are based on preliminary cash flow projections and other assumptions. The preliminary fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill.

The fair values of assets acquired and liabilities assumed at the transaction date are summarized below:

Cash	$43,124
Prepaid expenses	25,907
Total tangible assets	69,031

Product rights and related manufacturing agreement	4,681,000
Trademarks	150,000
Total identifiable intangible assets	4,831,000

Goodwill	120,143
Total acquired assets	5,020,174

Other current liabilities	(43,125)
Total assumed liabilities	(43,125)

Acquired assets net of assumed liabilities	$4,977,049

The Company recorded $759,428 of goodwill related to the acquisition of Novalere as an income tax benefit and also recorded an impairment of $759,428 against this benefit.

The carrying value of current assets and liabilities in Novalere’s financial statements are considered to be a proxy for the fair value of those assets and liabilities. Novalere is a pre-commercial organization specializing in selling and marketing nasal steroid products; most of the value in Novalere is applicable to the product rights and related manufacturing agreement. Novalere holds a non-exclusive, worldwide, royalty-free license to market, promote, sell, offer for sale, import and distribute the product. This business relationship is contractual in nature and meets the separability criterion and as a result is considered an identifiable intangible asset recognized separately from goodwill. The value of the business relationship is included in goodwill under US GAAP. Goodwill is calculated as the difference between the fair value of the consideration transferred and the values assigned to the identifiable tangible assets acquired and liabilities assumed. The acquired goodwill presented in the above table reflects the estimated goodwill from the preliminary purchase price allocation. The cash acquired was used to pay amounts due to shareholders, thus was received by the Company.

The establishment of the fair value of the consideration for a Merger, and the allocation to identifiable tangible and intangible assets and liabilities, requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired and liabilities assumed were based on estimates and assumptions. There has been no change to the estimated fair value of the contingent consideration of $2,905,425 through December 31, 2015.

Supplemental Pro Forma Information for Acquisition of Novalere (unaudited)

The following unaudited supplemental pro forma information for the years ended December 31 2015 and 2014, assumes the acquisition of Novalere had occurred as of January 1, 2015 and 2014, giving effect to purchase accounting adjustments such as amortization of intangible assets. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had Novalere been operated as part of the Company since January 1, 2015 and 2014.

	Year Ended December 31, 2015		Year Ended December 31, 2014
	As Reported	Pro Forma (unaudited)	As Reported	Pro Forma (unaudited)
Net revenues	$735,717	$735,717	$1,030,113	$1,030,113
Net loss	$(4,202,628)	$(4,578,521)	$(4,826,967)	$(8,350,196)
Net loss per share of common stock – basic and diluted	$(0.08)	$(0.09)	$(0.20)	$(0.22)
Weighted average number of shares outstanding – basic and diluted	52,517,530	53,794,559	24,384,037	37,331,694

Purchase of Semprae Laboratories, Inc. in 2013

On December 24, 2013 (the “Semprae Closing Date”), the Company, through Merger Sub obtained 100% of the outstanding shares of Semprae in exchange for the issuance of 3,201,776 shares of the Company’s common stock, which shares represented fifteen percent (15%) of the total issued and outstanding shares of the Company as of the close of business on the Closing Date, whereupon Merger Sub was renamed Semprae Laboratories, Inc. Also, the Company agreed to pay $343,500 to the New Jersey Economic Development Authority (“NJEDA”) as settlement-in full for an outstanding loan of approximately $640,000 owed by the former stockholder’s of Semprae, in full satisfaction of the obligation to the NJEDA. In addition, the Company agreed to pay the former shareholders an annual royalty (“Royalty”) equal to five percent (5%) of the net sales from Zestra® and Zestra® Glide and any second generation products derived primarily therefrom (“Target Products”) up until the time that a generic version of such Target Product is introduced worldwide by a third party.

The fair market value of the Company’s common stock issued on the Closing Date was $0.30 per share, which resulted in a fair market value of $960,530 for the common stock issued to the shareholders of Semprae. The fair value of the shares of common stock issued were determined by quoted market prices that are considered to be Level 1 inputs under the fair value measurements and disclosure guidance. A portion of the shares issued were held in escrow pending reconciliation of assets received and liabilities assumed at the acquisition date and were released on September 10, 2015. 386,075 shares of common stock were canceled based on the terms of the agreement, reducing the total number of shares issued to 2,815,701. The Company recorded income on the cancellation of shares of $115,822, which is included in fair value adjustment for contingent consideration in the accompanying consolidated statement of operations for the year ended December 31, 2015.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the consolidated statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $308,273 at the date of acquisition. The fair value of the Royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 40% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. During 2015 and 2014, approximately $0 and $87,000, respectively, was paid under this arrangement. The fair value of the expected royalties to be paid was increased by $0 and $103,274 during the years ended December 31, 2015 and 2014, respectively, which resulted in a loss on change in fair value of contingent consideration and is included in other income and expense in the accompanying consolidated statements of operations. The fair value of contingent consideration was $324,379 at December 31, 2015 and 2014, based on the new estimated fair value of the consideration, net of the amounts to be returned to the Company as discussed above.